UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 26, 2013

Compuware Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-20900

Michigan	38-2007430
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Campus Martius, Detroit, Michigan	48226-5099
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number, including area code): (313) 227-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated by reference.

Item 8.01.	Other Events

On September 26, 2013,  the board of directors (the “Board”) of Compuware Corporation (the "Company") determined to extend the deadline for shareholders to nominate directors to the Board and propose other business for consideration at the 2013 annual meeting from October 1, 2013 to November 15, 2013.  Any director nominations or proposals for other business received by the Company on or prior to November 15, 2013 and otherwise complying with the Company’s bylaws may be submitted to shareholders at the 2013 annual meeting.  The Company currently intends to hold the 2013 annual meeting during the first quarter of calendar year 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUWARE CORPORATION

Date: September 27, 2013	By:	/s/ Joseph Angileri
Joseph Angileri
Treasurer & Chief Financial Officer